SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            July 1, 2004
                            ------------
                           Date of Report
                 (Date of Earliest Event Reported)

                      PCS EDVENTURES!.COM, INC.
                      -------------------------
       (Exact Name of Registrant as Specified in its Charter)

    IDAHO                     000-49990                   82-0475383
    -----                     ---------                   ----------
 (State or other juris-   (Commission File No.)          (IRS Employee
diction of incorporation)                                  I.D. No.)


                     345 Bobwhite Court, Suite 200
                         Boise, Idaho 83706
                         ------------------
             (Address of Principal Executive Offices)


                           (208) 343-3110
                           --------------
                      Registrant's Telephone Number

Item 7.  Financial Statements and Exhibits.

     Exhibit No.*            Description
     -----------             -----------

     99                      News release dated July 1, 2004.

     * Summaries of all exhibits are modified in their entirety by this reference to such exhibits.

Item 12.  Results of Operations and Financial Condition.

     On July 1, 2004, PCS Edventures!.com, Inc., an Idaho corporation (the "Company") issued a news release disclosing its operating results for the fiscal year ended March 31, 2004. The text of the news release is attached hereto and incorporated herein by reference.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.


Date: 7-1-2004                     /s/ Anthony A. Maher
      --------                     --------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors